UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Act of 1934

Date of Report (Date of Earliest Event Reported):
August 13, 2012

Commission file number: 001-33084
SUSSER HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	01-0864257
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
4525 Ayers Street Corpus Christi, Texas 78415 (Address of principal executive offices, including zip codes)
Registrant’s telephone number, including area code: (361) 884-2463
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 13, 2012, the Company received the resignation of William F. Dawson, Jr. from its board of directors. On August 15, 2012, the Company issued a news release, which is filed as Exhibit 99.1 to this current report of Form 8-K, announcing Mr. Dawson's resignation.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
The following exhibits are filed herewith:

Exhibit Number	Exhibit Description
99.1	News Release of Susser Holdings Corporation, dated August 15, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSER HOLDINGS CORPORATION

Date: August 15, 2012	By:	/s/ Mary E. Sullivan
	Name:	Mary E. Sullivan
	Title:	Executive Vice President and Chief Financial Officer